SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 28, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1998, relating to the Master Financial Asset Securitization Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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     Delaware                                         06-1204982
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                    10019
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Address of principal executive offices             (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

     On May 28, 1998, Master Financial Asset Securitization Trust 1998-2 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-4 IO, Class M-1, Class M-2, and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $210,635,500. The Offered Notes were issued pursuant to an Indenture, dated as of May 1, 1998 (the "Indenture") between Master Financial Asset Securitization Trust 1998-2 (the "Owner Trust") and The Bank of New York ("BNY," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1998-2, Class B-2 having an aggregate initial principal balance of $6,514,500 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of May 1, 1998 (the "Owner Trust Agreement") among the Registrant, Master Financial, Inc. (the "Transferor") and Wilmington Trust
Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Master Financial Grantor Trust 1998-2 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of May 1, 1998 (the "Grantor Trust Agreement") among the Registrant, BNY, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of May 1, 1998 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, BNY, as indenture trustee (in such capacity, the "Indenture Trustee"), Master Financial, Inc., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and BNY, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of May 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

     (EX-4.1) Indenture, dated as of May 1, 1998, between Master Financial Asset Securitization Trust 1998-2 and The Bank of New York.

     (EX-4.2) Sale and Servicing Agreement, dated as of May 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV,
                                            Master        Financial        Asset
                                            Securitization Trust 1998-2,  Master
                                            Financial,  Inc. and The Bank of New
                                            York.

     (EX-99.1)                              Administration  Agreement,  dated as
                                            of  May  1,   1998,   among   Master
                                            Financial Asset Securitization Trust
                                            1998-2,  Master Financial,  Inc. and
                                            The Bank of New York.

     (EX-99.2)                              Owner Trust  Agreement,  dated as of
                                            May  1,  1998,   among   PaineWebber
                                            Mortgage Acceptance  Corporation IV,
                                            Master Financial,  Inc.,  Wilmington
                                            Trust  Company  and The  Bank of New
                                            York.

     (EX-99.3)                              Grantor Trust Agreement, dated as of
                                            May  1,   1998   among   PaineWebber
                                            Mortgage Acceptance  Corporation IV,
                                            Master Financial,  Inc. and The Bank
                                            of New York.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAINEWEBBER MORTGAGE
                                       ACCEPTANCE CORPORATION IV


August 4, 1998

                                       By: /s/ Barbara Dawson
                                          --------------------------
                                               Barbara Dawson
                                               Senior Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic(E)
-----------             -----------                               -------------

(EX-4.1)                Indenture,dated  as of May 1,  1998,           E
                        between   Master   Financial   Asset
                        Securitization  Trust 1998-2 and The
                        Bank of New York.

(EX-4.2)                Sale and Servicing Agreement,  dated           E
                        as of May 1, 1998, among PaineWebber
                        Mortgage Acceptance  Corporation IV,
                        Master        Financial        Asset
                        Securitization Trust 1998-2,  Master
                        Financial,  Inc. and The Bank of New
                        York.

(EX-99.1)               Administration  Agreement,  dated as           E
                        of  May  1,   1998,   among   Master
                        Financial Asset Securitization Trust
                        1998-2,  Master Financial,  Inc. and
                        The Bank of New York.

(EX-99.2)               Owner Trust  Agreement,  dated as of           E
                        May  1,  1998,   among   PaineWebber
                        Mortgage Acceptance  Corporation IV,
                        Master Financial,  Inc.,  Wilmington
                        Trust  Company  and The  Bank of New
                        York.

(EX-99.3)               Grantor Trust Agreement, dated as of           E
                        May  1,   1998   among   PaineWebber
                        Mortgage Acceptance  Corporation IV,
                        Master Financial,  Inc. and The Bank
                        of New York.